Exhibit 10.12
Schedule of Warrant Holders and Material Terms

Name	Issuance Date	Shares	Exercise Price	Expiration Date

Larry Oppegaard	3/29/2002	250	$0.60	3/9/2009
Scott Anderson	3/29/2002	1,000	$0.60	3/9/2009
Samuel Kaplan	3/29/2002	1,000	$0.60	3/9/2009
Richard Ostlund	3/29/2002	1,000	$0.60	3/9/2009
Ralph Strangis	3/29/2002	1,000	$0.60	3/9/2009
Mark Berlin	3/29/2002	250	$0.60	3/9/2009
Larry Oppegaard	7/31/2002	250	$0.60	3/9/2009
Scott Anderson	7/31/2002	1,000	$0.60	3/9/2009
Samuel Kaplan	7/31/2002	1,000	$0.60	3/9/2009
Richard Ostlund	7/31/2002	1,000	$0.60	3/9/2009
Ralph Strangis	7/31/2002	1,000	$0.60	3/9/2009
Mark Berlin	7/31/2002	250	$0.60	3/9/2009
Richard Ostlund	3/29/2002	2,500	$0.60	3/9/2009
Larry Oppegaard	3/29/2002	2,675	$0.60	3/9/2009
Lindquist & Vennum P.L.L.P.	12/16/2002	8,000	$12.50	12/16/2007
Larry Oppegaard	12/31/2002	250	$0.60	3/9/2009
Scott Anderson	12/31/2002	1,000	$0.60	3/9/2009
Samuel Kaplan	12/31/2002	1,000	$0.60	3/9/2009
Richard Ostlund	12/31/2002	1,000	$0.60	3/9/2009
Ralph Strangis	12/31/2002	1,000	$0.60	3/9/2009
Mark Berlin	12/31/2002	250	$0.60	3/9/2009
John McClure	4/15/2003	1,250	$10.00	4/15/2008
Allen Gordon	4/15/2003	500	$10.00	4/15/2008
George E. Williamson	4/4/2003	2,500	$10.00	4/4/2008
Stephen H. McKnight, Trustee of the Stephen H. McKnight Revocable Trust	4/8/2003	2,500	$10.00	4/8/2008
J & M Holding, Inc.	8/25/2003	1,250	$10.00	4/15/2008
Dynamic Value Partners, Ltd.	11/11/2003	2,500	$10.00	11/11/2008
Richard G. McGee, Jr.	11/11/2003	1,000	$10.00	11/11/2008
John W. Mueller, Jr.	11/26/2003	2,500	$10.00	11/26/2008
Johnnie Mae Thomas	12/11/2003	1,250	$10.00	12/11/2008
William Cox	1/16/2004	1,250	$10.00	1/16/2009
John Gaebe and Barbara Gaebe, Tenants by Entireties	1/20/2004	1,250	$10.00	1/20/2009
James Leone	3/29/2002	500	$0.60	3/9/2009
James Leone	7/31/2002	500	$0.60	3/9/2009
James Leone	12/31/2002	500	$0.60	3/9/2009
Samuel Kaplan	6/30/2003	750	$0.60	3/9/2009
Richard Ostlund	6/30/2003	750	$0.60	3/9/2009

Name	Issuance Date	Shares	Exercise Price	Expiration Date

Ralph Strangis	6/30/2003	750	$0.60	3/9/2009
Scott Anderson	6/30/2003	750	$0.60	3/9/2009
James Leone	6/30/2003	375	$0.60	3/9/2009
Mark Berlin	6/30/2003	187	$0.60	3/9/2009
Larry Oppegaard	6/30/2003	187	$0.60	3/9/2009
Samuel Kaplan	12/31/2003	750	$0.60	3/9/2009
Richard Ostlund	12/31/2003	750	$0.60	3/9/2009
Ralph Strangis	12/31/2003	750	$0.60	3/9/2009
Scott Anderson	12/31/2003	750	$0.60	3/9/2009
James Leone	12/31/2003	375	$0.60	3/9/2009
Mark Berlin	12/31/2003	187	$0.60	3/9/2009
Larry Oppegaard	12/31/2003	187	$0.60	3/9/2009
Samuel Kaplan	10/11/2004	750	$0.60	10/11/2009
Richard Ostlund	10/11/2004	750	$0.60	10/11/2009
Ralph Strangis	10/11/2004	750	$0.60	10/11/2009
Scott Anderson	10/11/2004	750	$0.60	10/11/2009
James Leone	10/11/2004	375	$0.60	10/11/2009
Mark Berlin	10/11/2004	187	$0.60	10/11/2009
Larry Oppegaard	10/11/2004	187	$0.60	10/11/2009
Elizabeth Greenwood	1/13/2003	2,500	$10.00	1/13/2008
Mark Sole d/b/a Sole & Associates	2/8/2005	2,885	$12.50	2/8/2010
William Bigler	10/5/2004	250	$12.00	10/5/2009
Samuel Kaplan	12/31/2004	750	$0.60	12/31/2009
Richard Ostlund	12/31/2004	750	$0.60	12/31/2009
Ralph Strangis	12/31/2004	750	$0.60	12/31/2009
Scott Anderson	12/31/2004	750	$0.60	12/31/2009
James Leone	12/31/2004	375	$0.60	12/31/2009
Mark Berlin	12/31/2004	187	$0.60	12/31/2009
Larry Oppegaard	12/31/2004	187	$0.60	12/31/2009

NITROSECURITY, INC.
Form of Warrant to Purchase Common Stock
Warrant No.
THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) REGISTRATION IN COMPLIANCE WITH SUCH ACT AND SUCH STATE LAWS OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.
WARRANT
To Purchase Securities of
NitroSecurity, Inc.

(date)
     THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged,                                         , or his/her lawful assignee (the “Holder”) is entitled to subscribe for and purchase from NitroSecurity, Inc., a Minnesota corporation (herein call the “Company”), at any time to and including                                         , (the “Expiration Date”) securities of the Company as set forth below.
     WHEREAS, the Holder is a guarantor of a Loan Agreement between the Company and Associated Bank and previously received Warrants from the Company in connection with such guarantee;
     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties do hereby agree as follows:
     1. Exercise.
     (a) This Warrant may be exercised for the purchase of up to                      shares of the Common Stock of the Company (“Common Stock”). The exercise price for each share of Common Stock covered by this Warrant shall be $                    .
          (b) The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share), by written notice of exercise delivered to the Company ten (10) days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by certified or cashier’s check of the purchase price for such shares.
     2. Issuance of Securities. The Company agrees that the securities purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such shares as aforesaid. Certificates for the securities so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of securities, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.
     3. Covenants of Company. The Company agrees that all securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further agrees that during the period within which the right represented by this Warrant may be exercised, in the event this Warrant is exercised, the Company will have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of such securities, to provide for the exercise of the rights represented by this Warrant.
     4. Anti-dilution Adjustments. The above provisions are, however, subject to the following:
          (a) In case the Company shall at any time hereafter subdivide or combine the outstanding shares of Common Stock or declare a dividend payable in Common Stock, the exercise price of this Warrant in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend payable in Common Stock, and each share purchasable upon exercise of the Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after the subdivision, combination, or dividend payable in Common Stock.
          (b) No fractional securities are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per unit of security on the day of exercise as determined in good faith by the Company.
          (c) Upon any adjustment of the warrant exercise price pursuant to Section 4(a), then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     5. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.
     6. Transfer of Warrant of Resale. The holder acknowledges that it has obtained this Warrant for investment and not with the intention of making any resale or distribution. The holder further acknowledges (a) that neither this Warrant nor any of the securities obtainable under it have been registered under the Securities Act of 1933 or any state securities statutes, and (b) that neither this Warrant nor any securities obtained under it may be transferred without such registration or an opinion of legal counsel acceptable to the Company that such transfer may be made without registration.
     IN WITNESS WHEROF, NitroSecurity, Inc. has caused this Warrant to be signed by its duly authorized officer.

NITROSECURITY, INC.
By:
Name:
Title: